MORGAN STANLEY                                                   October 3, 2001
Securitized Products Group                  [GRAPHIC OMITTED]






                             COMPUTATIONAL MATERIALS


                                  $107,701,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2001-AM1


                       MORTGAGE PASS-THROUGH CERTIFICATES







--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

MORGAN STANLEY                                                   October 3, 2001
Securitized Products Group                  [GRAPHIC OMITTED]


                           APPROXIMATELY $107,701,000

           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2001-AM1

                MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC.
                                     SELLER

                             FAIRBANKS CAPITAL CORP.
                                    SERVICER


                             TRANSACTION HIGHLIGHTS


                                                                       MODIFIED
                                       EXPECTED RATINGS  AVG LIFE TO   DURATION
OFFERED                                 (S&P/FITCH/        CALL /      TO CALL/   PAYMENT WINDOW TO           DAY
CLASSES DESCRIPTION      BALANCE         MOODY'S)        MTY(1)(2)     MTY(1)(2)     CALL/MTY(1)(2)          COUNT       BENCHMARK
------- -----------    -----------     ---------------   ---------    ---------   ---------------------    ----------   ------------

A-1    Not Offered    $243,770,000                                  *****Not Offered Hereby*****
A-2      Floater       $50,318,000      AAA/AAA/Aaa      2.62/2.85   2.45/2.62   11/01-8/09/11/01-12/18   Actual/360   1 Month LIBOR
M-1      Floater       $23,312,000       AA/AA/Aa2       5.22/5.75   4.71/5.10    1/05-8/09/1/05-1/16     Actual/360   1 Month LIBOR
M-2      Floater       $17,932,000        A/A/A2         5.18/5.65   4.61/4.93   12/04-8/09/12/04-7/14    Actual/360   1 Month LIBOR
B-1      Floater       $16,139,000    BBB-/BBB-/Baa3     5.16/5.39   4.44/4.59   11/04-8/09/11/04-9/12    Actual/360   1 Month LIBOR


Notes: (1)  Certificates are priced to the 10% optional clean-up call.
       (2)  Based on the pricing prepayment speed.  See details below.

ISSUER:                      Morgan Stanley Dean Witter Capital I Inc. Trust
                             2001-AM1

SELLER:                      Morgan Stanley Dean Witter Mortgage Capital Inc.

MASTER SERVICER:             Fairbanks Capital Corp.

TRUSTEE:                     Bankers Trust Company of California, N.A.

MANAGERS:                    Morgan Stanley (lead manager); Blaylock & Partners,
                             L.P. and Utendahl Capital Partners, L.P.
                             (co-managers)

RATING AGENCIES:             Standard & Poor's, Fitch, Inc. and Moody's
                             Investors Service

OFFERED CERTIFICATES:        Classes A-2, M-1, M-2, and B-1 Certificates

EXPECTED PRICING DATE:       October [ ], 2001

EXPECTED CLOSING DATE:       October 25, 2001 through DTC and Euroclear or
                             Clearstream, Luxembourg. The Certificates will be sold without accrued interest.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

DISTRIBUTION DATES:          The 25th of each month, or if such day is not a
                             business day, on the next business day, beginning
                             November 26, 2001.

DUE PERIOD:                  For any Distribution Date, the period commencing on
                             the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:     The interest accrual period for the Offered
                             Certificates with respect to any Distribution Date will be the period beginning with the previous
                             Distribution Date (or, in the case of the first
                             Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:              The Trust will consist of two groups of adjustable
                             rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:      Approximately $297,279,743 of Mortgage Loans with
                             original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:     Approximately $61,363,582 of Mortgage Loans that
                             predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:    CPR of 25%.

CREDIT ENHANCEMENT:          The Class A-1 and A-2 Certificates are credit
                             enhanced by:

                             1) Net Monthly Excess Cashflow from the Mortgage Loans,

                             2) 2.00% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.00% of the ending pool balance of the Mortgage Loans, subject to a 50bps floor, based on the initial balance of the mortgage loans,

                             3)    Subordination.

STEP-DOWN DATE:              The later to occur of:

                             (x)   the earlier of:

                                   (a) the Distribution Date occurring in
                                       November 2004; and

                                   (b) the Distribution Date on which the
                                       aggregate balance of the Class A-1 and
                                       A-2 Certificates is reduced to zero; and

                             (y) the first Distribution Date on which the ending pool balance has been reduced to 50% or less of the Mortgage Loan Balance as of the Cut-off Date.

TRIGGER EVENT:               A Trigger Event is in effect on any Distribution
                             Date if on that Distribution Date the 60 Day+
                             Rolling Average equals or exceeds 50% of the Credit
                             Enhancement Percentage (with respect to the Class A
                             Certificates). The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of home equity loans that are 60 or more days delinquent.

CREDIT ENHANCEMENT           For any Distribution Date, the percentage obtained
PERCENTAGE:                  by dividing (x) the aggregate Certificate Principal
                             Balance of the subordinate certificates (including any overcollateralization) by (y) the aggregate principal balance of the Mortgage Loans, calculated prior to taking into account payments of principal on the Mortgage Loans as of the first day of the month in which the Distribution Date occurs and distributions of the principal distribution amount on the Offered Certificates on such Distribution
                             Date.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

INITIAL SUBORDINATION        Class A:       18.00%
PERCENTAGE:                  Class M-1:     11.50%
                             Class M-2:     6.50%
                             Class B:       2.00%

OPTIONAL CLEAN-UP CALL:      When the ending principal balance of the Mortgage
                             Loans is less than or equal to 10% of the original principal balance of the loans.

STEP-UP COUPONS:             For all Offered Certificates the coupon will
                             increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH       The Class A-1 Certificates will accrue interest
RATE:                        at a variable rate equal to the least of
                             (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                             Clean-up Call is exercisable), (ii) the Loan Group
                             I Cap, (iii) the WAC Cap, and (iv) 16%.

CLASS A-2 PASS-THROUGH       The Class A-2 Certificates will accrue interest
RATE:                        at a variable rate equal to the least of
                             (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                             Clean-up Call is exercisable), (ii) the Loan Group
                             II Cap, (iii) the WAC Cap, and (iv) 16%.

CLASS M-1 PASS-THROUGH       The Class M-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the WAC Cap, and
                             (iii) 16%.

CLASS M-2 PASS-THROUGH       The Class M-2 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the WAC Cap, and
                             (iii) 16%.

CLASS B-1 PASS-THROUGH       The Class B-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the WAC Cap, and
                             (iii) 16%.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans less servicing and trustee fee rates.

LOAN GROUP I CAP:            As to any Distribution Date, a per annum rate equal
                             to the weighted average gross rate of the Group I
                             Mortgage Loans less servicing and trustee fee rates.

LOAN GROUP II CAP:           As to any Distribution Date, a per annum rate equal
                             to the weighted average gross rate of the Group II
                             Mortgage Loans less servicing and trustee fee rates.

CLASS A-1 BASIS RISK CARRY   As to any Distribution Date, the sum of:
FORWARD AMOUNT:
                             (i)   the excess, if any, of interest that would
                                   otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                             (ii)  any Class A-1 Basis Risk Carry Forward
                                   Amount remaining unpaid from prior
                                   Distribution Dates; and

                             (iii) interest on the amount in clause (ii) at the
                                   related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%).



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS A-2 BASIS RISK CARRY   As to any Distribution Date, the sum of:
FORWARD AMOUNT:              (i)   the excess, if any, of interest
                                   that would otherwise be due on such
                                   Certificates at the Class A-2 Pass-Through
                                   Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan
                                   Group II Cap or WAC Cap;
                             (ii)  any Class A-2 Basis Risk Carry Forward Amount
                                   remaining unpaid from prior Distribution
                                   Dates; and
                             (iii) interest on the amount in clause (ii) at the
                                   related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%).


CLASS M-1, M-2 AND B-1       As to any Distribution Date, the supplemental
BASIS RISK CARRY FORWARD     interest amount for each of the Class M-1, M-2 and
AMOUNTS:                     B-1 Certificates will equal the sum of:

                             (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the WAC Cap;

                             (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                             (iii) interest on the amount in clause (ii) at the
                                   Certificates' applicable Pass-Through Rate
                                   (without regard to the WAC Cap, but giving effect to the hard cap of 16%).

INTEREST DISTRIBUTIONS ON    On each Distribution Date, interest distributions
OFFERED CERTIFICATES:        from the Interest Remittance Amount will be
                             allocated as follows:

                             (i) the portion of the Interest Remittance Amount attributable to the Loan Group I Mortgage Loans will be allocated first, to the Class A-1 Certificates and second, to the Class A-2 Certificates, its respective Accrued Certificate Interest and any unpaid interest shortfall amounts;

                             (ii) the portion of the Interest Remittance Amount attributable to the Loan Group II Mortgage Loans will be allocated first, to the Class A-2 Certificates and second, to the Class A-1 Certificates, its respective Accrued Certificate Interest and any unpaid interest shortfall amounts;

                             (iii) to the Class M-1 Certificates, its Accrued
                                   Certificate Interest;

                             (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                             (v) to the Class B-1 Certificates, its Accrued Certificate Interest.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON   On each Distribution Date (a) prior to the Stepdown
OFFERED CERTIFICATES:        Date or (b) on which a Trigger Event is in effect,
                             principal distributions from the Principal
                             Distribution Amount will be allocated as follows:

                             (i)   to the Class A Certificates, allocated
                                   between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                             (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                             (iii) to the Class M-2 Certificates, until the
                                   Certificate Principal Balance thereof have been reduced to zero;

                             (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                             On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                             (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                             (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                             (iii) to the Class M-2 Certificates, the lesser of
                                   the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                             (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                             All principal distributions to the Class A
                             Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

ALLOCATION OF NET MONTHLY    For any Distribution Date, any Net Monthly Excess
EXCESS CASHFLOW:             Cashflow shall be paid as follows:

                             (i) to the holders of the class of Certificates then entitled to received distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, as part of the Principal Distribution Amount;

                             (ii) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                             (iii) to the Class M-1 Certificates, the allocated
                                   realized loss amount;

                             (iv) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                             (v) to the Class M-2 Certificates, the allocated realized loss amount;

                             (vi) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                             (vii) to the Class B-1 Certificates, the allocated
                                   realized loss amount;

                             (viii) concurrently, any Class A-1 Basis Risk Carry
                                   Forward Amount to the Class A-1 Certificates and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                             (ix) sequentially, to Classes M-1, M-2 and B-1 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.


INTEREST REMITTANCE          For any Distribution Date, the portion of available
AMOUNT:                      funds for such Distribution Date attributable to
                             interest received or advanced on the Mortgage
                             Loans.

ACCRUED CERTIFICATE          For any Distribution Date and each class of Offered
INTEREST:                    Certificates, equals the amount of interest accrued
                             during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the relief act allocated to such class.


PRINCIPAL DISTRIBUTION       On any Distribution Date, the excess of (i) the sum
AMOUNT:                      of (x) the Principal Remittance Amount and (y) the
                             Extra Principal Distribution Amount over (ii) the overcollateralization release amount.

PRINCIPAL REMITTANCE         On any Distribution Date, the sum of (i) all
AMOUNT:                      scheduled payments of principal collected or
                             advanced on the Mortgage Loans that were due during the Due Period, (ii) the principal portion of all partial and full prepayments received during such prepayment period, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during such prepayment period,
                             (iv) the principal portion of repurchased Mortgage
                             Loans received during such prepayment period,
                             (v) the principal portion of substitution adjustments received during such prepayment period, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS           For any Date, the sum of (a) any
CASHFLOW:                    overcollateralization release amounts and (b) the
                             excess of (x) available funds for such Distribution
                             Date over (y) the sum for such Distribution Date of
                             (A) the Interest Distributions for the Class A-1,
                             Class M-1, Class M-2, and Class B-1 and (B) the
                             Principal Remittance Amount.

EXTRA PRINCIPAL              For any Distribution Date, the lesser of (x) the
DISTRIBUTION AMOUNT:         Net Monthly Excess Cashflow for such Distribution
                             Date and (y) the overcollateralization deficiency amount for such Distribution Date.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS A PRINCIPAL            For any Distribution Date, the percentage
ALLOCATION PERCENTAGE:       equivalent of a fraction, determined as follows:
                             (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                             Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                             Remittance Amount for such Distribution Date, and
                             (ii) in the case of the Class A-2 Certificates the numerator of which is the (x) the portion of the Principal Remittance Amount for such Distribution
                             Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal
                             Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL            An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:         Certificate Principal Balance of the Class A
                             Certificates immediately prior to such Distribution
                             Date over (y) the lesser of (A) the product of
                             (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $1,793,217.

CLASS M-1 PRINCIPAL          An amount equal to the excess of (x) the sum of
DISTRIBUTION AMOUNT:         (i) the aggregate Certificate Principal Balance of
                             the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                             Certificates immediately prior to such Distribution
                             Date over (y) the lesser of (A) the product of
                             (i) approximately 77.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $1,793,217.

CLASS M-2 PRINCIPAL          An amount equal to the excess of (x) the sum of
DISTRIBUTION AMOUNT:         (i) the aggregate Certificate Principal Balance of
                             the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date), (ii) the
                             Certificate Principal Balance of the Class M-1
                             Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate
                             Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of
                             (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $1,793,217.

CLASS B-1 PRINCIPAL          An amount equal to the excess of (x) the sum of
DISTRIBUTION AMOUNT:         (i) the aggregate Certificate Principal Balance of
                             the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date), (ii) the
                             Certificate Principal Balance of the Class M-1
                             Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                             Principal Balance of the Class M-2 Certificates
                             (after taking into account the payment of the Class
                             M-2 Principal Distribution Amount on such
                             Distribution Date), and (iv) the Certificate
                             Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of
                             (i) approximately 96.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $1,793,217.

TRUST TAX STATUS:            REMIC.

ERISA ELIGIBILITY:           All Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:           It is anticipated that the Class A-2 and Class M-1
                             Certificates will be SMMEA eligible.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY



        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES             PPC 0%        PPC 75%       PPC 100%      PPC 125%       PPC 150%
      -----             ------        -------       --------      --------       --------
    Closing                100%           100%           100%          100%           100%
    10/25/02                99             76             69            61             54
    10/25/03                98             57             46            35             25
    10/25/04                97             42             28            17              7
    10/25/05                96             33             24            17              7
    10/25/06                95             26             18            11              7
    10/25/07                94             21             13             8              4
    10/25/08                92             17             10             5              3
    10/25/09                91             14              7             4              2
    10/25/10                89             11              5             2              1
    10/25/11                87              9              4             2              0
    10/25/12                85              7              3             1              0
    10/25/13                83              5              2             1              0
    10/25/14                80              4              2             0              0
    10/25/15                77              3              1             0              0
    10/25/16                74              3              1             0              0
    10/25/17                71              2              0             0              0
    10/25/18                67              2              0             0              0
    10/25/19                64              1              0             0              0
    10/25/20                59              1              0             0              0
    10/25/21                55              1              0             0              0
    10/25/22                49              0              0             0              0
    10/25/23                44              0              0             0              0
    10/25/24                38              0              0             0              0
    10/25/25                33              0              0             0              0
    10/25/26                29              0              0             0              0
    10/25/27                23              0              0             0              0
    10/25/28                18              0              0             0              0
    10/25/29                12              0              0             0              0
    10/25/30                 5              0              0             0              0
    10/25/31                 0              0              0             0              0

 AVERAGE LIFE            19.56           3.88           2.85          2.15           1.60
 TO MATURITY
 (IN YEARS)
 AVERAGE LIFE TO         19.53           3.59           2.62          1.97           1.46
 CALL (IN YEARS)



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY


           PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES             PPC 0%        PPC 75%       PPC 100%      PPC 125%       PPC 150%
      -----             ------        -------       --------      --------       --------
    Closing                100%           100%           100%          100%           100%
    10/25/02               100            100            100           100            100
    10/25/03               100            100            100           100            100
    10/25/04               100            100            100           100            100
    10/25/05               100             85             61            44             85
    10/25/06               100             68             46            30             18
    10/25/07               100             55             34            20             11
    10/25/08               100             44             25            14              7
    10/25/09               100             35             19             9              4
    10/25/10               100             28             14             6              0
    10/25/11               100             23             10             4              0
    10/25/12               100             18              7             0              0
    10/25/13               100             14              5             0              0
    10/25/14               100             11              3             0              0
    10/25/15               100              9              0             0              0
    10/25/16               100              7              0             0              0
    10/25/17               100              6              0             0              0
    10/25/18               100              4              0             0              0
    10/25/19               100              2              0             0              0
    10/25/20               100              0              0             0              0
    10/25/21               100              0              0             0              0
    10/25/22               100              0              0             0              0
    10/25/23               100              0              0             0              0
    10/25/24               100              0              0             0              0
    10/25/25                89              0              0             0              0
    10/25/26                76              0              0             0              0
    10/25/27                63              0              0             0              0
    10/25/28                48              0              0             0              0
    10/25/29                31              0              0             0              0
    10/25/30                13              0              0             0              0
    10/25/31                 0              0              0             0              0

 AVERAGE LIFE            26.72           7.63           5.75          4.93           4.82
 TO MATURITY
 (IN YEARS)
 AVERAGE LIFE TO         26.62           6.92           5.22          4.51           4.47
 CALL (IN YEARS)



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY




        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES             PPC 0%        PPC 75%       PPC 100%      PPC 125%       PPC 150%
      -----             ------        -------       --------      --------       --------
    Closing                100%           100%           100%          100%           100%
    10/25/02               100            100            100           100            100
    10/25/03               100            100            100           100            100
    10/25/04               100            100            100           100            100
    10/25/05               100             85             61            43             30
    10/25/06               100             68             46            30             18
    10/25/07               100             55             34            20             11
    10/25/08               100             44             25            14              6
    10/25/09               100             35             19             9              0
    10/25/10               100             28             14             4              0
    10/25/11               100             23             10             0              0
    10/25/12               100             18              7             0              0
    10/25/13               100             14              3             0              0
    10/25/14               100             11              0             0              0
    10/25/15               100              9              0             0              0
    10/25/16               100              6              0             0              0
    10/25/17               100              3              0             0              0
    10/25/18               100              0              0             0              0
    10/25/19               100              0              0             0              0
    10/25/20               100              0              0             0              0
    10/25/21               100              0              0             0              0
    10/25/22               100              0              0             0              0
    10/25/23               100              0              0             0              0
    10/25/24               100              0              0             0              0
    10/25/25                89              0              0             0              0
    10/25/26                76              0              0             0              0
    10/25/27                63              0              0             0              0
    10/25/28                48              0              0             0              0
    10/25/29                31              0              0             0              0
    10/25/30                13              0              0             0              0
    10/25/31                 0              0              0             0              0

 AVERAGE LIFE            26.71           7.54           5.65          4.69           4.26
 TO MATURITY
 (IN YEARS)
 AVERAGE LIFE TO         26.62           6.92           5.18          4.33           3.96
 CALL (IN YEARS)



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY




        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES             PPC 0%        PPC 75%       PPC 100%      PPC 125%       PPC 150%
      -----             ------        -------       --------      --------       --------
    Closing               100%           100%           100%          100%           100%
    10/25/02               100            100            100           100            100
    10/25/03               100            100            100           100            100
    10/25/04               100            100            100           100            100
    10/25/05               100             85             61            43             30
    10/25/06               100             68             46            30             15
    10/25/07               100             55             34            18              5
    10/25/08               100             44             25             9              0
    10/25/09               100             35             16             2              0
    10/25/10               100             28              9             0              0
    10/25/11               100             21              4             0              0
    10/25/12               100             15              0             0              0
    10/25/13               100             10              0             0              0
    10/25/14               100              5              0             0              0
    10/25/15               100              2              0             0              0
    10/25/16               100              0              0             0              0
    10/25/17               100              0              0             0              0
    10/25/18               100              0              0             0              0
    10/25/19               100              0              0             0              0
    10/25/20               100              0              0             0              0
    10/25/21               100              0              0             0              0
    10/25/22               100              0              0             0              0
    10/25/23               100              0              0             0              0
    10/25/24               100              0              0             0              0
    10/25/25                89              0              0             0              0
    10/25/26                76              0              0             0              0
    10/25/27                63              0              0             0              0
    10/25/28                48              0              0             0              0
    10/25/29                31              0              0             0              0
    10/25/30                 8              0              0             0              0
    10/25/31                 0              0              0             0              0

 AVERAGE LIFE            26.67           7.22           5.39          4.41           3.89
 TO MATURITY
 (IN YEARS)
 AVERAGE LIFE  TO        26.61           6.91           5.16          4.23           3.74
 CALL (IN YEARS)



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                       INTEREST CAP RATES (CASH CAP)(1)(2)
                       -----------------------------------


       DATE            CLASS A-2 CAP    CLASS M-1 CAP     CLASS M-2 CAP    CLASS B-1 CAP
       ----            -------------    -------------     -------------    -------------
                         ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

    10/25/2001                    -                -                 -                -
    11/25/2001                  8.28             8.75              8.75             8.75
    12/25/2001                  8.55             9.04              9.04             9.04
     1/25/2002                  8.28             8.75              8.75             8.75
     2/25/2002                  8.28             8.75              8.75             8.75
     3/25/2002                  9.16             9.69              9.69             9.69
     4/25/2002                  8.28             8.75              8.75             8.75
     5/25/2002                  8.55             9.04              9.04             9.04
     6/25/2002                  8.28             8.75              8.75             8.75
     7/25/2002                  8.55             9.04              9.04             9.04
     8/25/2002                  8.28             8.75              8.75             8.75
     9/25/2002                  8.28             8.75              8.75             8.75
    10/25/2002                  8.55             9.04              9.04             9.04
    11/25/2002                  8.28             8.75              8.75             8.75
    12/25/2002                  8.55             9.04              9.04             9.04
     1/25/2003                  8.28             8.75              8.75             8.75
     2/25/2003                  8.28             8.75              8.75             8.75
     3/25/2003                  9.16             9.69              9.69             9.69
     4/25/2003                  8.28             8.75              8.75             8.75
     5/25/2003                  8.55             9.04              9.04             9.04
     6/25/2003                  8.28             8.75              8.75             8.75
     7/25/2003                  8.55             9.04              9.04             9.04
     8/25/2003                  8.28             8.75              8.75             8.75
     9/25/2003                  9.96             9.96              9.96             9.96
    10/25/2003                 10.29            10.29             10.29            10.29
    11/25/2003                  9.96             9.96              9.96             9.96
    12/25/2003                 10.29            10.29             10.29            10.29
     1/25/2004                  9.96             9.96              9.96             9.96
     2/25/2004                  9.96             9.96              9.96             9.96
     3/25/2004                 11.14            11.14             11.14            11.14
     4/25/2004                 10.66            10.66             10.66            10.66
     5/25/2004                 11.01            11.01             11.01            11.01

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                      ------------------------------------



       DATE            CLASS A-2 CAP    CLASS M-1 CAP     CLASS M-2 CAP    CLASS B-1 CAP
       ----            -------------    -------------     -------------    -------------
                         ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

     6/25/2004                 10.66            10.66             10.66            10.66
     7/25/2004                 11.05            11.05             11.05            11.05
     8/25/2004                 11.73            12.00             12.00            12.00
     9/25/2004                 12.41            12.47             12.47            12.47
    10/25/2004                 12.82            12.97             12.97            12.97
    11/25/2004                 12.41            12.55             12.55            12.55
    12/25/2004                 12.82            12.97             12.97            12.97
     1/25/2005                 12.42            12.56             12.56            12.56
     2/25/2005                 12.70            13.00             13.00            13.00
     3/25/2005                 14.81            14.88             14.88            14.88
     4/25/2005                 13.38            13.52             13.52            13.52
     5/25/2005                 13.82            13.97             13.97            13.97
     6/25/2005                 13.38            13.52             13.52            13.52
     7/25/2005                 13.83            13.98             13.98            13.98
     8/25/2005                 13.67            13.97             13.97            13.97
     9/25/2005                 13.78            14.00             14.00            14.00
    10/25/2005                 14.24            14.55             14.55            14.55
    11/25/2005                 13.78            14.08             14.08            14.08
    12/25/2005                 14.24            14.55             14.55            14.55
     1/25/2006                 13.79            14.09             14.09            14.09
     2/25/2006                 14.07            14.53             14.53            14.53
     3/25/2006                 15.58            16.00             16.00            16.00
     4/25/2006                 14.07            14.55             14.55            14.55
     5/25/2006                 14.54            15.03             15.03            15.03
     6/25/2006                 14.07            14.55             14.55            14.55
     7/25/2006                 14.54            15.03             15.03            15.03
     8/25/2006                 14.08            14.56             14.56            14.56
     9/25/2006                 14.08            14.56             14.56            14.56
    10/25/2006                 14.55            15.05             15.05            15.05
    11/25/2006                 14.08            14.56             14.56            14.56
    12/25/2006                 14.55            15.05             15.05            15.05
     1/25/2007                 14.08            14.56             14.56             4.56
     2/25/2007                 14.08            14.56             14.56            14.56

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                       INTEREST CAP RATES (CASH CAP)(1)(2)
                      -------------------------------------


       DATE            CLASS A-2 CAP    CLASS M-1 CAP     CLASS M-2 CAP    CLASS B-1 CAP
       ----            -------------    -------------     -------------    -------------
                        ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

     3/25/2007                 15.59            16.00             16.00            16.00
     4/25/2007                 14.08            14.56             14.56            14.56
     5/25/2007                 14.55            15.05             15.05            15.05
     6/25/2007                 14.08            14.56             14.56            14.56
     7/25/2007                 14.55            15.05             15.05            15.05
     8/25/2007                 14.08            14.56             14.56            14.56
     9/25/2007                 14.08            14.56             14.56            14.56
    10/25/2007                 14.55            15.05             15.05            15.05
    11/25/2007                 14.08            14.56             14.56            14.56
    12/25/2007                 14.55            15.05             15.05            15.05
     1/25/2008                 14.08            14.56             14.56            14.56
     2/25/2008                 14.08            14.56             14.56            14.56
     3/25/2008                 15.05            15.57             15.57            15.57
     4/25/2008                 14.08            14.56             14.56            14.56
     5/25/2008                 14.55            15.05             15.05            15.05
     6/25/2008                 14.08            14.56             14.56            14.56
     7/25/2008                 14.55            15.05             15.05            15.05
     8/25/2008                 14.08            14.56             14.56            14.56
     9/25/2008                 14.08            14.56             14.56            14.56
    10/25/2008                 14.55            15.05             15.05            15.05
    11/25/2008                 14.08            14.56             14.56            14.56
    12/25/2008                 14.55            15.05             15.05            15.05
     1/25/2009                 14.08            14.56             14.56            14.56
     2/25/2009                 14.08            14.56             14.56            14.56
     3/25/2009                 15.59            16.00             16.00            16.00
     4/25/2009                 14.08            14.56             14.56            14.56
     5/25/2009                 14.55            15.05             15.05            15.05
     6/25/2009                 14.08            14.56             14.56            14.56
     7/25/2009                 14.55            15.05             15.05            15.05
     8/25/2009                 14.08            14.56             14.56            14.56
     9/25/2009                 14.08            14.56             14.56            14.56
    10/25/2009                 14.55            15.05             15.05            15.05
    11/25/2009                 14.08            14.56             14.56            14.56

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                     --------------------------------------


       DATE            CLASS A-2 CAP    CLASS M-1 CAP     CLASS M-2 CAP    CLASS B-1 CAP
       ----            -------------    -------------     -------------    -------------
                         ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

    12/25/2009                 14.55            15.05             15.05            15.05
     1/25/2010                 14.08            14.56             14.56            14.56
     2/25/2010                 14.08            14.56             14.56            14.56
     3/25/2010                 15.59            16.00             16.00            16.00
     4/25/2010                 14.08            14.56             14.56            14.56
     5/25/2010                 14.55            15.05             15.05            15.05
     6/25/2010                 14.08            14.56             14.56            14.56
     7/25/2010                 14.55            15.05             15.05            15.05
     8/25/2010                 14.08            14.56             14.56            14.56
     9/25/2010                 14.08            14.56             14.56            14.56
    10/25/2010                 14.55            15.05             15.05            15.05
    11/25/2010                 14.08            14.56             14.56            14.56
    12/25/2010                 14.55            15.05             15.05            15.05
     1/25/2011                 14.08            14.56             14.56            14.56
     2/25/2011                 14.08            14.56             14.56            14.56
     3/25/2011                 15.59            16.00             16.00            16.00
     4/25/2011                 14.08            14.56             14.56            14.56
     5/25/2011                 14.55            15.05             15.05            15.05
     6/25/2011                 14.08            14.56             14.56            14.56
     7/25/2011                 14.55            15.05             15.05            15.05
     8/25/2011                 14.08            14.56             14.56            14.56
     9/25/2011                 14.08            14.56             14.56            14.56
    10/25/2011                 14.55            15.05             15.05            15.05
    11/25/2011                 14.08            14.56             14.56            14.56
    12/25/2011                 14.55            15.05             15.05            15.05
     1/25/2012                 14.08            14.56             14.56            14.56
     2/25/2012                 14.08            14.56             14.56            14.56
     3/25/2012                 15.05            15.57             15.57            15.57
     4/25/2012                 14.08            14.56             14.56            14.56
     5/25/2012                 14.55            15.05             15.05            15.05
     6/25/2012                 14.08            14.56             14.56            14.56
     7/25/2012                 14.55            15.05             15.05            15.05

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                     INTEREST CAP RATES (CASH CAP)(1)(2)
                     --------------------------------------


       DATE            CLASS A-2 CAP    CLASS M-1 CAP     CLASS M-2 CAP    CLASS B-1 CAP
       ----            -------------    -------------     -------------    -------------
                        ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

     8/25/2012                 14.08            14.56             14.56            14.56
     9/25/2012                 14.08            14.56             14.56            14.56
    10/25/2012                 14.55            15.05             15.05            15.05
    11/25/2012                 14.08            14.56             14.56            14.56
    12/25/2012                 14.55            15.05             15.05            15.05
     1/25/2013                 14.08            14.56             14.56                -
     2/25/2013                 14.08            14.56             14.56                -
     3/25/2013                 15.59            16.00             16.00                -
     4/25/2013                 14.08            14.56             14.56                -
     5/25/2013                 14.55            15.05             15.05                -
     6/25/2013                 14.08            14.56             14.56                -
     7/25/2013                 14.55            15.05             15.05                -
     8/25/2013                 14.08            14.56             14.56                -
     9/25/2013                 14.08            14.56             14.56                -
    10/25/2013                 14.55            15.05             15.05                -
    11/25/2013                 14.08            14.56             14.56                -
    12/25/2013                 14.55            15.05             15.05                -
     1/25/2014                 14.08            14.56             14.56                -
     2/25/2014                 14.08            14.56             14.56                -
     3/25/2014                 15.59            16.00             16.00                -
     4/25/2014                 14.08            14.56             14.56                -
     5/25/2014                 14.55            15.05             15.05                -
     6/25/2014                 14.08            14.56             14.56                -
     7/25/2014                 14.55            15.05             15.05                -
     8/25/2014                 14.08            14.56             14.56                -
     9/25/2014                 14.08            14.56             14.56                -
    10/25/2014                 14.55            15.05             15.05                -
    11/25/2014                 14.08            14.56             14.56                -
    12/25/2014                 14.55            15.05                 -                -
     1/25/2015                 14.08            14.56                 -                -
     2/25/2015                 14.08            14.56                 -                -
     3/25/2015                 15.59            16.00                 -                -
     4/25/2015                 14.08            14.56                 -                -
     5/25/2015                 14.55            15.05                 -                -

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                       INTEREST CAP RATES (CASH CAP)(1)(2)
                     --------------------------------------



       DATE            CLASS A-2 CAP    CLASS M-1 CAP     CLASS M-2 CAP    CLASS B-1 CAP
       ----            -------------    -------------     -------------    -------------
                         ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

     6/25/2015                 14.08            14.56                 -                -
     7/25/2015                 14.55            15.05                 -                -
     8/25/2015                 14.08            14.56                 -                -
     9/25/2015                 14.08            14.56                 -                -
    10/25/2015                 14.55            15.05                 -                -
    11/25/2015                 14.08            14.56                 -                -
    12/25/2015                 14.55            15.05                 -                -
     1/25/2016                 14.08            14.56                 -                -
     2/25/2016                 14.08            14.56                 -                -
     3/25/2016                 15.05            15.57                 -                -
     4/25/2016                 14.08            14.56                 -                -
     5/25/2016                 14.55            15.05                 -                -
     6/25/2016                 14.08                -                 -                -
     7/25/2016                 14.55                -                 -                -
     8/25/2016                 14.08                -                 -                -
     9/25/2016                 14.08                -                 -                -
    10/25/2016                 14.55                -                 -                -
    11/25/2016                 14.08                -                 -                -
    12/25/2016                 14.55                -                 -                -
     1/25/2017                 14.08                -                 -                -
     2/25/2017                 14.08                -                 -                -
     3/25/2017                 15.59                -                 -                -
     4/25/2017                 14.08                -                 -                -
     5/25/2017                 14.55                -                 -                -
     6/25/2017                 14.08                -                 -                -
     7/25/2017                 14.55                -                 -                -
     8/25/2017                 14.08                -                 -                -
     9/25/2017                 14.08                -                 -                -
    10/25/2017                 14.55                -                 -                -
    11/25/2017                 14.08                -                 -                -
    12/25/2017                 14.55                -                 -                -
     1/25/2018                 14.08                -                 -                -
     2/25/2018                 14.08                -                 -                -

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                     INTEREST CAP RATES (CASH CAP)(1)(2)
                     --------------------------------------




       DATE            CLASS A-2 CAP    CLASS M-1 CAP     CLASS M-2 CAP    CLASS B-1 CAP
       ----            -------------    -------------     -------------    -------------
                         ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360

     3/25/2018                 15.59                -                 -                -
     4/25/2018                 14.08                -                 -                -
     5/25/2018                 14.55                -                 -                -
     6/25/2018                 14.08                -                 -                -
     7/25/2018                 14.55                -                 -                -
     8/25/2018                 14.08                -                 -                -
     9/25/2018                 14.08                -                 -                -
    10/25/2018                 14.55                -                 -                -
    11/25/2018                 14.08                -                 -                -
    12/25/2018                 14.55                -                 -                -
     1/25/2019                 14.08                -                 -                -
     2/25/2019                 14.08                -                 -                -
     3/25/2019                 15.59                -                 -                -
     4/25/2019                 14.08                -                 -                -
     5/25/2019                 14.55                -                 -                -
     6/25/2019                 14.08                -                 -                -
     7/25/2019                 14.55                -                 -                -
     8/25/2019                     -                -                 -                -

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Mortgage Loans:  2,833
Aggregate Principal Balance:  358,643,326
Weighted Average Current Mortgage Rate:  9.593
Weighted Average Margin:  6.357
Weighted Average Maximum Rate:  15.599
Weighted Average Original Term:  359
Weighted Average Stated Remaining Term:  356
Weighted Average Original LTV:  77.94
% Owner Occupied: 96.62
% Purchase:  30.96
% Full Doc: 76.39
Weighted Average Credit Score:  598
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      % of
                                                                                                                  Mortgage
                                                        % of                                                       Pool by
                                                    Mortgage                                                     Aggregate
                                                     Pool by                                                       Cut-off
                                      Aggregate    Aggregate    Weighted                                              Date
                          Number        Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of           Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage      Principal    Principal    Interest    Original    Remaining    Original    are Owner
Product Types              Loans        Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month                  1         19,977         0.01      10.623         360          357       33.33       100.00
ARM - 2 Year/6 Month       1,026    167,013,984        46.57       9.155         358          356       78.03        97.21
ARM - 3 Year/6 Month       1,806    191,609,365        53.43       9.974         359          357       77.86        96.10
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833    358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Product Types           are Purchases    Documentation
--------------------------------------------------------------------------------
ARM - 6 Month                    0.00           100.00
ARM - 2 Year/6 Month            29.96            71.68
ARM - 3 Year/6 Month            31.83            80.49
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------

====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 1 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of Gross          Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Interest Rates (%)         Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
<=7.999                      152       28,214,903         7.87       7.756         358          355       71.65        99.52
8.000-8.999                  628      106,022,960        29.56       8.605         359          356       77.66        97.79
9.000-9.999                  885      119,273,582        33.26       9.550         359          356       79.98        97.38
10.000-10.999                615       61,688,085        17.20      10.515         359          356       80.19        93.71
11.000-11.999                321       26,754,418         7.46      11.491         359          357       76.27        95.04
12.000-12.999                159       12,066,968         3.36      12.551         359          357       71.75        91.11
13.000-13.999                 57        3,917,132         1.09      13.383         360          357       65.41        97.95
14.000-14.999                 14          638,538         0.18      14.404         360          357       65.07        75.00
15.000-15.999                  2           66,741         0.02      15.252         360          359       75.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of Gross                Balance         are Full
Interest Rates (%)      are Purchases    Documentation
--------------------------------------------------------------------------------
<=7.999                         17.29            84.87
8.000-8.999                     24.47            77.85
9.000-9.999                     39.32            71.55
10.000-10.999                   37.38            75.27
11.000-11.999                   26.73            81.39
12.000-12.999                   18.69            81.03
13.000-13.999                   17.64            87.79
14.000-14.999                   15.84           100.00
15.000-15.999                  100.00           100.00
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------
Minimum:  6.850
Maximum:  15.325
Weighted Average:  9.593
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 2 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
Range of Cut-off              of             Date         Date       Gross     Average      Average     Average      Balance
Date Principal          Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Balances (%)               Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-25,000                      25          555,028         0.15      11.589         360          357       51.68        76.60
25,001-50,000                388       15,228,234         4.25      11.117         357          354       73.31        86.93
50,001-75,000                483       30,011,852         8.37      10.339         358          356       76.88        90.78
75,001-100,000               460       40,146,387        11.19       9.976         358          356       77.60        96.19
100,001-125,000              352       39,553,745        11.03       9.817         359          356       79.14        96.56
125,001-150,000              298       40,871,833        11.40       9.641         359          357       79.17        97.96
150,001-175,000              209       33,989,317         9.48       9.486         358          356       78.47        97.16
175,001-200,000              175       32,707,135         9.12       9.198         360          358       80.33        97.80
200,001-225,000              112       23,859,731         6.65       9.202         360          357       76.70        97.37
225,001-250,000               90       21,208,288         5.91       9.269         360          358       77.60        98.84
250,001-275,000               55       14,409,497         4.02       9.279         357          354       77.69       100.00
275,001-300,000               60       17,248,508         4.81       9.357         360          358       81.98        98.40
300,001-325,000               25        7,874,056         2.20       8.982         360          358       76.91        95.94
325,001-350,000               30       10,199,582         2.84       9.131         360          358       76.89       100.00
350,001-375,000               18        6,525,452         1.82       8.921         350          348       76.21        94.33
375,001-400,000               12        4,649,003         1.30       9.076         360          357       80.28       100.00
400,001->=                    41       19,605,677         5.47       8.809         360          357       74.11       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  10,790
Maximum:  648,615
Weighted Average:  126,595
------------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                                                 % of
                                % of         Mortgage
                            Mortgage          Pool by
                             Pool by        Aggregate
                           Aggregate          Cut-off
                             Cut-off             Date
                                Date        Principal
Range of Cut-off           Principal          Balance
Date Principal               Balance         are Full
Balances (%)           are Purchases    Documentation
-------------------------------------------------------------------------------
1-25,000                       12.85            85.46
25,001-50,000                  35.74            80.62
50,001-75,000                  36.80            83.56
75,001-100,000                 34.57            81.17
100,001-125,000                31.88            79.85
125,001-150,000                43.72            77.55
150,001-175,000                27.15            79.90
175,001-200,000                28.23            77.63
200,001-225,000                23.18            74.09
225,001-250,000                27.59            73.25
250,001-275,000                27.12            60.09
275,001-300,000                33.05            68.22
300,001-325,000                19.76            64.19
325,001-350,000                23.18            70.41
350,001-375,000                22.33            72.25
375,001-400,000                16.72            49.81
400,001->=                     23.04            75.54
--------------------------------------------------------------------------------
Total                          30.96            76.39
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 3 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of                Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Original Terms             Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
180                           25        2,367,701         0.66       9.280         180          178       76.66        98.32
360                        2,808      356,275,625        99.34       9.595         360          358       77.94        99.61
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  180
Maximum:  360
Weighted Average:  359
------------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of                      Balance         are Full
Remaining Terms         are Purchases    Documentation
--------------------------------------------------------------------------------
180                             20.02            76.36
360                             31.03            76.39
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of                Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Remaining Terms            Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
169-180                       25        2,367,701         0.66       9.280         180          178       76.66        98.32
349-360                    2,808      356,275,625        99.34       9.595         360          358       77.94        96.61
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  176
Maximum:  359
Weighted Average:  356
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of                      Balance         are Full
Remaining Terms         are Purchases    Documentation
--------------------------------------------------------------------------------
169-180                         20.02            76.36
349-360                         31.03            76.39
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 4 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of                Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
LTV Ratios                 Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
<=40.00                       40        3,767,313         1.05      10.416         357          355       30.57        99.47
40.01-50.00                   59        6,415,533         1.79       9.344         359          356       46.05        92.94
50.01-60.00                  124       13,888,667         3.87       9.582         359          357       56.35        94.31
60.01-70.00                  404       41,047,291        13.12       9.728         358          355       66.96        89.04
70.01-80.00                1,403      178,256,992        49.70       9.492         359          356       78.27        97.16
80.01-90.00                  694       96,136,051        26.81       9.666         359          356       87.48        99.31
90.01-100.00                 109       13,131,479         3.66       9.839         360          358       94.87       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  949
Maximum:  95.00
Weighted Average:  77.94
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of                      Balance         are Full
LTV Ratios              are Purchases    Documentation
--------------------------------------------------------------------------------
<=40.00                          0.00            73.08
40.01-50.00                     21.08            72.45
50.01-60.00                     14.54            65.67
60.01-70.00                      9.69            70.25
70.01-80.00                     32.56            70.32
80.01-90.00                     36.19            89.34
90.01-100.00                    78.28           100.00
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 5 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of Gross          Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Margins (%)                Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
<=5.000                      124       19,107,567         5.33       8.366         359          357       72.30        96.43
5.001-5.500                  229       27,987,280         7.80       8.840         359          356       74.36        94.78
5.501-6.000                  540       72,832,326        20.31       9.053         358          355       74.57        97.00
6.001-6.500                  610       81,545,025        22.74       9.345         359          357       76.94        96.29
6.501-7.000                  843      110,451,330        30.80       9.771         359          356       84.29        97.72
7.001-7.500                  207       22,583,240         6.30      10.633         359          357       77.06        94.78
7.501-8.000                  125       10,811,147         3.01      11.723         360          358       75.71        95.80
8.001-8.500                   62        5,261,997         1.47      11.896         360          357       71.45       100.00
8.501-9.000                   44        4,425,679         1.23      12.596         360          357       67.06        98.30
>9.000                        49        3,637,734         1.01      12.977         360          357       66.43        84.95
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  2.480
Maximum:  10.635
Non-Zero Weighted Average:  6.357
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of                      Balance         are Full
LTV Ratios              are Purchases    Documentation
--------------------------------------------------------------------------------
<=5.000                          4.42            94.07
5.001-5.500                     35.55            87.70
5.501-6.000                     41.31            73.90
6.001-6.500                     23.26            68.30
6.501-7.000                     39.64            76.31
7.001-7.500                     21.61            75.65
7.501-8.000                     20.19            91.05
8.001-8.500                      2.47            80.88
8.501-9.000                      1.15            82.59
>9.000                           4.31            76.70
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 6 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of Maximum        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Loan Rates (%)             Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
<=15.000                     792      135,802,643        37.87       8.435         358          356       76.40        98.09
15.001-15.500                410       56,999,728        15.89       9.299         359          356       80.14        98.84
15.501-16.000                481       62,547,962        17.44       9.807         359          356       79.97        96.05
16.001-16.500                281       29,270,212         8.16      10.281         358          356       80.70        95.24
16.501-17.000                329       31,510,038         8.79      10.768         359          357       79.39        92.48
17.001-17.500                158       13,903,779         3.88      11.277         359          357       77.31        93.99
17.501-18.000                157       12,342,706         3.44      11.778         360          357       75.67        95.84
18.001-18.500                 69        5,316,731         1.48      12.309         360          358       74.26        91.26
18.501-19.000                 86        6,568,864         1.83      12.798         359          356       68.93        91.06
19.501-19.500                 38        2,632,733         0.73      13.280         360          357       64.99        98.18
19.501-20.000                 17        1,086,175         0.30      13.743         360          357       65.17        97.01
>20.000                       15          661,753         0.18      14.516         360          357       66.07        75.87
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326                    9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  12.990
Maximum:  21.325
Non-Zero Weighted Average:  15.599
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of Maximum              Balance         are Full
Loan Rates (%)          are Purchases    Documentation
--------------------------------------------------------------------------------
<=15.000                        23.12            78.92
15.001-15.500                   45.25            68.51
15.501-16.000                   34.02            74.90
16.001-16.500                   41.42            73.49
16.501-17.000                   32.58            77.30
17.001-17.500                   35.96            74.70
17.501-18.000                   17.25            89.75
18.001-18.500                   25.44            87.16
18.501-19.000                   12.92            76.18
19.501-19.500                   21.14            87.61
19.501-20.000                   12.38            85.98
>20.000                         25.37           100.00
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 7 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Next Rate               Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Adjustment Dates           Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2002-01                        1           19,977         0.01      10.623         360          357       33.33       100.00
2003-04                        2          571,915         0.16      10.064         360          354       61.82       100.00
2003-06                      145       21,723,627         6.06       9.247         359          355       78.20        95.30
2003-07                      343       56,724,925        15.82       9.145         358          355       77.69        96.85
2003-08                      357       58,687,598        16.36       9.111         358          356       78.88        97.59
2003-09                      179       29,305,920         8.17       9.180         359          358       77.16        98.50
2004-05                        1          180,016         0.05      10.510         360          355       95.00       100.00
2004-06                      280       30,707,443         8.56      10.062         360          356       75.64        95.84
2004-07                      629       65,682,920        18.31       9.921         359          356       78.41        96.72
2004-08                      590       63,197,852        17.62       9.964         359          357       77.43        95.48
2004-09                      306       31,841,134         8.88      10.015         360          359       79.63        96.29
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  2002-01-01
Maximum:  2004-09-01
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Next Rate                     Balance         are Full
Adjustment Dates        are Purchases    Documentation
--------------------------------------------------------------------------------
2002-01                          0.00           100.00
2003-04                          0.00             0.00
2003-06                         33.65            72.12
2003-07                         31.31            68.91
2003-08                         30.00            75.53
2003-09                         25.13            70.38
2004-05                        100.00           100.00
2004-06                         17.15            85.20
2004-07                         32.98            81.48
2004-08                         31.32            78.30
2004-09                         44.27            78.12
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 8 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
Geographic                    of             Date         Date       Gross     Average      Average     Average      Balance
Distribution of         Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Mortgaged Properties       Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California                   577      118,115,172        32.93       9.041         359          357       76.85        96.71
Florida                      428       43,906,805        12.24       9.609         359          356       81.59        97.86
Hawaii                       117       21,983,263         6.13       9.030         359          356       79.25        98.04
Washington                   147       21,624,785         6.03       9.384         360          357       78.52        97.77
Texas                        189       19,965,670         5.57       9.878         358          356       80.77        97.82
Michigan                     154       12,006,016         3.35      10.359         360          357       75.09        92.80
Minnesota                     99       11,811,333         3.29       9.743         359          356       76.02        98.57
New York                      61       10,327,385         2.88      10.287         360          358       72.35        98.11
Ohio                         125        8,958,682         2.50      10.542         356          353       79.03        93.97
Massachusetts                 52        8,109,458         2.26       9.933         358          356       71.44        95.49
Illinois                      73        7,251,625         2.02      10.180         356          354       77.89        96.50
Arizona                       73        7,069,064         1.97       9.769         358          355       79.39        96.43
Missouri                      84        5,797,147         1.62      10.900         359          356       78.29        94.42
Colorado                      34        4,716,195         1.32       9.685         360          358       76.40        97.67
Iowa                          64        4,388,640         1.22      10.473         360          357       77.23        94.62
Other                        556       52,612,086        14.67      10.141         357          355       78.41        94.96
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia
Represented:  45
------------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
Geographic                  Principal          Balance
Distribution of               Balance         are Full
Mortgaged Properties    are Purchases    Documentation
--------------------------------------------------------------------------------
California                      18.38            77.43
Florida                         65.77            71.72
Hawaii                          57.43            52.81
Washington                      30.29            70.30
Texas                           64.32            76.55
Michigan                         9.64            86.68
Minnesota                       17.82            83.84
New York                        24.69            78.23
Ohio                            28.55            70.97
Massachusetts                    2.68            89.33
Illinois                        19.01            91.10
Arizona                         17.79            76.63
Missouri                        29.26            81.22
Colorado                         5.27            70.00
Iowa                             2.87            88.70
Other                           28.78            81.73
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 9 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Occupancy                  Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             2,679      346,510,383        96.62       9.569         359          356       78.15       100.00
Non-Owner Occupied           154       12,132,943         3.38      10.276         359          357       71.76         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Occupancy               are Purchases    Documentation
--------------------------------------------------------------------------------
Owner Occupied                  31.38            76.81
Non-Owner Occupied              19.02            64.32
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                           PAGE 10 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Property Type              Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence    2,478      317,133,352        88.43       9.565         359          356       78.14        97.48
2-4 Family                   162       21,298,171         5.94      10.171         360          357       75.34        83.44
Condo                        179       17,745,296         4.95       9.465         359          356       77.20        96.61
PUD                            9        1,658,405         0.46       8.805         360          357       80.12       100.00
Manufactured Housing           2          410,849         0.11      10.106         360          357       78.86       100.00
Townhouse                      3          397,253         0.11       8.749         360          357       78.24       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Property Type           are Purchases    Documentation
--------------------------------------------------------------------------------
Single Family Residence         30.43            76.90
2-4 Family                      24.28            76.92
Condo                           46.02            68.07
PUD                             60.47            73.32
Manufactured Housing             0.00             0.00
Townhouse                       50.26           100.00
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Loan Purpose               Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout          1,515      196,099,973        54.68       9.635         358          356       75.43        95.65
Purchase                     946      111,040,564        30.96       9.616         359          357       82.31        97.92
Refinance-Rate Term          372       51,502,788        14.36       9.381         359          357       78.07        97.50
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Loan Purpose            are Purchases    Documentation
--------------------------------------------------------------------------------
Refinance-Cashout                0.00            78.42
Purchase                       100.00            70.32
Refinance-Rate Term              0.00            81.70
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                           PAGE 11 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Documentation Level        Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                       2,238      273,952,298        76.39       9.598         359          356       78.85        97.15
Stated                       558       80,449,525        22.43       9.567         359          356       75.20        95.04
Light                         37        4,241,503         1.18       9.740         360          358       71.12        92.03
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Documentation Level     are Purchases    Documentation
--------------------------------------------------------------------------------
Full                            28.50           100.00
Stated                          40.51             0.00
Light                            8.56             0.00
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                           PAGE 12 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                             MORGAN STANLEY
2001-AM1                                                                                                               2,833 RECORDS
TOTAL POOL                                                                                                      BALANCE: 358,643,326
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Credit Score               Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                           27        2,235,971         0.62      10.203         360          357       71.38        94.71
Below 500                      4          569,679         0.16      11.216         360          357       77.19       100.00
500-525                      194       20,407,445         5.69      10.601         360          357       72.81        97.32
526-550                      390       44,188,882        12.32      10.172         359          356       73.68        97.68
551-575                      529       63,084,084        17.59       9.965         359          357       76.72        96.61
576-600                      511       63,726,955        17.77       9.661         359          357       80.01        97.07
601-625                      504       68,134,001        19.00       9.239         358          355       80.14        97.45
626-650                      328       45,460,418        12.68       9.145         360          357       79.80        95.99
651-675                      185       26,112,424         7.28       9.054         356          353       77.35        94.65
676-700                       77       10,806,417         3.01       8.848         360          358       79.40        95.74
701-725                       42        6,092,177         1.70       8.872         358          355       79.08        94.35
726-750                       23        4,397,029         1.23       9.014         360          357       77.82        91.79
751-775                       12        2,170,525         0.61       8.929         357          354       82.40        98.17
776-800                        5          983,564         0.27       8.493         360          358       80.36        72.90
801-825                        1          231,370         0.06       7.990         360          356       69.98       100.00
876-900                        1           42,386         0.01      11.350         360          359       80.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                      2,833      358,643,326       100.00       9.593         359          356       77.94        96.62
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  490
Maximum:  900
Weighted Average: 598
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Credit Score            are Purchases    Documentation
--------------------------------------------------------------------------------
N/A                              8.10            61.94
Below 500                        0.00            20.35
500-525                         12.26            96.46
526-550                         14.76            84.65
551-575                         20.12            80.24
576-600                         31.42            80.43
601-625                         38.76            77.08
626-650                         43.51            69.97
651-675                         41.26            52.98
676-700                         46.42            68.19
701-725                         52.02            66.59
726-750                         46.10            47.91
751-775                         47.21            64.68
776-800                         70.15            36.24
801-825                        100.00             0.00
876-900                          0.00           100.00
--------------------------------------------------------------------------------
Total                           30.96            76.39
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                           PAGE 13 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Mortgage Loans:  194
Aggregate Principal Balance:  61,363,582
Weighted Average Current Mortgage Rate:  9.085
Weighted Average Margin:  6.198
Weighted Average Maximum Rate:  15.085
Weighted Average Original Term:  359
Weighted Average Stated Remaining Term:  357
Weighted Average Original LTV:  76.90
% Owner Occupied: 98.23
% Purchase:  22.62
% Full Doc: 70.35
Weighted Average Credit Score:  604
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      % of
                                                                                                                  Mortgage
                                                        % of                                                       Pool by
                                                    Mortgage                                                     Aggregate
                                                     Pool by                                                       Cut-off
                                      Aggregate    Aggregate    Weighted                                              Date
                          Number        Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of           Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage      Principal    Principal    Interest    Original    Remaining    Original    are Owner
Product Types              Loans        Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month         112      39,232,475     63.93        8.919        358         356        77.43        98.35
ARM - 3 Year/6 Month          82      22,131,108     36.07        9.380        360         358        75.95        98.02
------------------------------------------------------------------------------------------------------------------------------------
Total                        194      61,363,582    100.00        9.805        359         357        76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Product Types           are Purchases    Documentation
--------------------------------------------------------------------------------
ARM - 2 Year/6 Month            29.34            66.10
ARM - 3 Year/6 Month            10.71            77.87
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 1 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of Gross          Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Interest Rates (%)         Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
<=7.999                       22        7,960,652        12.97       7.795         360          357       75.52       100.00
8.000-8.999                   75       27,748,408        45.22       8.570         358          355       76.92        98.85
9.000-9.999                   52       17,702,091        28.85       9.591         360          358       79.30        97.91
10.000-10.999                 21        4,855,280         7.91      10.619         360          358       76.95        91.88
11.000-11.999                 13        2,151,677         3.51      11.292         360          358       75.47       100.00
12.000-12.999                  8          813,395         1.33      12.600         360          358       71.53       100.00
13.000-13.999                  2          100,946         0.16      13.274         360          358       67.42       100.00
14.000-14.999                  1           31,133         0.05      14.054         360          357       70.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  7.250
Maximum:  14.054
Weighted Average:  9.085
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of Gross                Balance         are Full
Interest Rates (%)      are Purchases    Documentation
--------------------------------------------------------------------------------
<=7.999                         22.73            83.83
8.000-8.999                     13.98            73.82
9.000-9.999                     33.78            60.67
10.000-10.999                   37.77            71.85
11.000-11.999                   17.56            56.30
12.000-12.999                    0.00            59.84
13.000-13.999                    0.00            51.50
14.000-14.999                    0.00           100.00
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 2 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
Range of Cut-off              of             Date         Date       Gross     Average      Average     Average      Balance
Date Principal          Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Balances ($)               Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-25,000                       1           16,992         0.03      12.990         360          358       37.78       100.00
25,001-50,000                  9          366,951         0.60      12.088         360          357       68.07       100.00
50,001-75,000                  8          483,291         0.79      11.948         360          358       73.49       100.00
75,001-100,000                 2          183,037         0.30      11.955         360          357       72.72       100.00
100,001-125,000                3          350,397         0.57      11.335         360          358       78.34        66.22
125,001-150,000                3          435,645         0.71       9.391         360          357       77.66       100.00
150,001-175,000                2          332,322         0.54       7.995         360          357       72.59       100.00
175,001-200,000                2          368,073         0.60      10.163         360          358       68.93       100.00
250,001-275,000                1          268,943         0.44       7.900         360          357       68.23       100.00
275,001-300,000               49       14,064,108        22.92       9.442         360          358       82.05        98.04
300,001-325,000               23        7,253,916        11.82       8.996         360          358       76.64        95.59
325,001-350,000               24        8,152,115        13.28       9.051         360          358       76.47       100.00
350,001-375,000               18        6,525,452        10.63       8.921         350          348       76.21        94.33
375,001-400,000               10        3,850,150         6.27       8.947         360          357       79.42       100.00
400,001>=                     39       18,712,191        30.49       8.755         360          357       73.68       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  16,992
Maximum:  648,615
Weighted Average:  316,307
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
Range of Cut-off            Principal          Balance
Date Principal                Balance         are Full
Balances ($)            are Purchases    Documentation
--------------------------------------------------------------------------------
1-25,000                         0.00           100.00
25,001-50,000                   10.17            75.77
50,001-75,000                    0.00            85.39
75,001-100,000                   0.00             0.00
100,001-125,000                  0.00            66.86
125,001-150,000                 33.00            66.54
150,001-175,000                  0.00             0.00
175,001-200,000                  0.00             0.00
250,001-275,000                  0.00           100.00
275,001-300,000                 36.55            67.20
300,001-325,000                 12.90            69.67
325,001-350,000                 20.56            71.28
350,001-375,000                 22.33            72.25
375,001-400,000                  9.81            60.15
400,001>=                       21.98            76.53
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 3 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of                Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Original Terms             Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
180                            1          350,998         0.57       8.250         180          178       67.24       100.00
360                          193       61,012,585        99.43       9.090         360          358       76.95        98.22
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  180
Maximum:  360
Weighted Average:  359
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of                      Balance         are Full
Original Terms          are Purchases    Documentation
--------------------------------------------------------------------------------
180                              0.00           100.00
360                             22.75            70.18
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------




MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of                Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Remaining Terms            Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
169-180                        1          350,998         0.57       8.250         180          178       67.24       100.00
349-360                      193       61,012,585        99.43       9.090         360          358       76.95        98.22
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  178
Maximum:  359
Weighted Average:  357
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of                      Balance         are Full
Remaining Terms         are Purchases    Documentation
--------------------------------------------------------------------------------
169-180                          0.00           100.00
349-360                         22.75            70.18
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 4 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of                Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
LTV Ratios                 Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
<=40.00                        3        1,031,317         1.68       9.644         360          359       28.75       100.00
40.01-50.00                    2        1,072,779         1.75       7.908         360          357       46.80       100.00
50.01-60.00                    5        1,025,684         1.67       8.813         360          358       56.41       100.00
60.01-70.00                   36       10,337,035        16.85       9.162         354          351       66.27        93.33
70.01-80.00                  100       31,699,535        51.66       9.014         360          357       77.83        98.76
80.01-90.00                   45       15,327,964        24.98       9.228         360          358       87.83       100.00
90.01-100.00                   3          869,268         1.42       9.373         360          358       95.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  28.21
Maximum:  95.11
Weighted Average:  76.90
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of                      Balance         are Full
LTV Ratios              are Purchases    Documentation
--------------------------------------------------------------------------------
<=40.00                          0.00            46.70
40.01-50.00                     60.46           100.00
50.01-60.00                     43.58            78.92
60.01-70.00                      5.19            63.96
70.01-80.00                     20.13            62.98
80.01-90.00                     36.41            87.15
90.01-100.00                    33.19           100.00
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 5 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of Gross          Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Margins (%)                Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
<=5.000                       10        4,024,433         6.56       8.122         360          357       72.20       100.00
5.001-5.500                   14        4,817,916         7.85       8.663         360          358       69.51       100.00
5.501-6.000                   41       14,640,010        23.86       8.755         356          353       73.31        97.82
6.001-6.500                   48       16,940,669        27.61       8.819         360          357       78.73        97.82
6.501-7.000                   52       16,571,941        27.01       9.497         360          358       83.28        98.34
7.001-7.500                   12        2,504,167         4.08      10.283         360          358       69.33        95.27
7.501-8.000                    5          641,602         1.05      11.328         360          357       70.33       100.00
8.001-8.500                    5          328,584         0.54      12.548         360          357       73.25       100.00
8.501-9.000                    5          846,134         1.38      12.206         360          358       71.53       100.00
>9.000                         2           48,125         0.08      13.678         360          357       58.62       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  2.860
Maximum:  10.274
Non-Zero Weighted Average:  6.198
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of Gross                Balance         are Full
Margins (%)             are Purchases    Documentation
--------------------------------------------------------------------------------
<=5.000                         16.12            87.30
5.001-5.500                     25.38            81.54
5.501-6.000                     28.73            72.15
6.001-6.500                      7.05            73.21
6.501-7.000                     37.91            62.56
7.001-7.500                     13.06            55.24
7.501-8.000                      0.00            70.10
8.001-8.500                      0.00            31.00
8.501-9.000                      0.00            48.44
>9.000                           0.00             0.00
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 6 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                    LANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Range of Maximum        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Loan Rates (%)             Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
<=15.000                      98       36,038,515        58.73       8.402         358          356       75.99        99.11
15.001-15.500                 23        7,383,549        12.03       9.331         360          358       81.92       100.00
15.501-16.000                 28        9,989,087        16.28       9.803         360          357       77.29        96.30
16.001-16.500                  7        1,750,811         2.85      10.293         360          358       85.14        84.25
16.501-17.000                 16        3,246,536         5.29      10.811         360          358       72.48        96.35
17.001-17.500                  5        1,470,653         2.40      11.163         360          358       76.96       100.00
17.501-18.000                  6          538,957         0.88      11.723         360          358       71.39       100.00
18.001-18.500                  1          349,910         0.57      12.500         360          359       72.16       100.00
18.501-19.000                  7          463,485         0.76      12.675         360          357       71.05       100.00
19.501-19.500                  2          100,946         0.16      13.274         360          358       67.42       100.00
>20.000                        1           31,133         0.05      14.054         360          357       70.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  13.250
Maximum:  20.054
Non-Zero Weighted Average:  15.085
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Range of Maximum              Balance         are Full
Loan Rates (%)          are Purchases    Documentation
--------------------------------------------------------------------------------
<=15.000                        16.70            75.36
15.001-15.500                   43.91            66.28
15.501-16.000                   24.12            58.52
16.001-16.500                   48.36            68.33
16.501-17.000                   30.41            72.42
17.001-17.500                   25.69            41.72
17.501-18.000                    0.00           100.00
18.001-18.500                    0.00           100.00
18.501-19.000                    0.00            29.52
19.501-19.500                    0.00            51.50
>20.000                          0.00           100.00
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 7 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
Next Rate               Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Adjustment Dates           Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2003-04                        1          498,642         0.81       9.990         360          354       61.35        100.00
2003-06                       10        4,078,195         6.65       8.603         360          356       78.32        100.00
2003-07                       36       13,058,222        21.28       8.911         360          357       77.62         97.17
2003-08                       45       15,538,909        25.32       8.871         356          354       78.99         98.23
2003-09                       20        6,058,506         9.87       9.184         360          359       73.72        100.00
2004-06                       15        3,612,170         5.59       9.484         360          356       73.78        100.00
2004-07                       26        6,444,571        10.50       9.091         360          357       76.37        100.00
2004-08                       29        8,938,895        14.57       9.316         360          358       75.04         96.42
2004-09                       12        3,135,473         5.11      10.038         360          359       80.20         93.23
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  2033-04-01
Maximum:  2004-09-01
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
Next Rate                     Balance         are Full
Adjustment Dates        are Purchases    Documentation
--------------------------------------------------------------------------------
2003-04                          0.00             0.00
2003-06                         24.46            73.39
2003-07                         35.33            60.99
2003-08                         29.88            72.20
2003-09                         20.78            62.03
2004-06                          0.00            76.29
2004-07                          0.58            62.23
2004-08                         19.59            86.58
2004-09                         18.54            86.99
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 8 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
Geographic                    of             Date         Date       Gross     Average      Average     Average      Balance
Distribution of         Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Mortgaged Properties       Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California                   117       40,607,577        66.18       8.845         358          356       78.02        97.62
Washington                    10        3,120,866         5.09       8.911         360          358       78.21       100.00
New York                       8        2,898,164         4.72      10.225         360          358       72.00       100.00
Florida                       10        2,885,196         4.70       9.693         360          358       84.17       100.00
Hawaii                         4        2,002,814         3.26       8.512         360          358       60.66       100.00
Texas                          6        1,964,930         3.20       9.801         360          358       77.83       100.00
Oregon                         3        1,058,829         1.73       8.313         360          357       53.99       100.00
Arizona                        3          881,186         1.44       9.693         360          356       79.97       100.00
New Jersey                     2          823,788         1.34       9.602         360          357       66.02       100.00
New Hampshire                  2          696,838         1.14      10.102         360          358       88.89       100.00
Ohio                           4          623,009         1.02       9.471         360          358       74.44       100.00
Missouri                       2          452,988         0.74       9.360         360          358       69.27       100.00
Michigan                       4          428,410         0.70      10.589         360          356       78.99       100.00
Georgia                        2          427,047         0.70       9.954         360          357       76.71       100.00
Maryland                       1          349,485         0.57       9.550         360          357       70.00       100.00
Other                         16        2,142,455         3.49      10.291         360          358       77.91        94.48
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       67,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia
Represented:  25
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
Geographic                  Principal          Balance
Distribution of               Balance         are Full
Mortgaged Properties    are Purchases    Documentation
--------------------------------------------------------------------------------
California                      19.89            69.76
Washington                       8.93            78.74
New York                        28.94            79.41
Florida                         58.70            70.43
Hawaii                          22.32            48.85
Texas                           34.91           100.00
Oregon                          61.26            61.26
Arizona                         94.47            43.41
New Jersey                       0.00            55.13
New Hampshire                   54.23            45.77
Ohio                             0.00             6.09
Missouri                         0.00             0.00
Michigan                         0.00           100.00
Georgia                          0.00           100.00
Maryland                         0.00           100.00
Other                            0.00            96.12
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                            PAGE 9 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Occupancy                  Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               190       60,279,964       98.23        9.073         359          356       77.01       100.00
Non-Owner Occupied             4        1,083,618        1.77        9.792         360          358       70.74         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Occupancy               are Purchases    Documentation
--------------------------------------------------------------------------------
Owner Occupied                  22.57            70.27
Non-Owner Occupied              25.45            74.55
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                           PAGE 10 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Property Type              Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence      183       57,291,130        93.36       9.079         359          356       77.28        98.32
Condo                          7        2,610,639         4.25       9.063         360          358       66.81       100.00
2-4 Family                     2          657,630         1.07      10.132         360          357       80.00        82.00
PUD                            1          487,009         0.79       7.990         360          357       80.00       100.00
Manufactured Housing           1          317,174         0.52       9.990         360          357       80.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Property Type           are Purchases    Documentation
--------------------------------------------------------------------------------
Single Family Residence         22.44            70.39
Condo                            0.00            64.85
2-4 Family                      82.00           100.00
PUD                            100.00           100.00
Manufactured Housing             0.00             0.00
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Loan Purpose               Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout            121       35,460,264        57.79       9.165         358          356       74.89        97.72
Purchase                      41       13,881,601        22.62       9.224         360          358       80.67        98.01
Refinance-Rate Term           32       12,021,717        19.59       8.691         360          357       78.45       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Loan Purpose            are Purchases    Documentation
--------------------------------------------------------------------------------
Refinance-Cashout                 0.00           71.65
Purchase                        100.00           65.80
Refinance-Rate Term               0.00           71.75
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                           PAGE 11 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Documentation Level        Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                         135       43,167,571        70.35       8.990         359          356       77.69        98.13
Stated                        56       17,048,636        27.78       9.338         360          357       74.85        98.38
Light                          3        1,147,376         1.87       8.900         360          358       77.60       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Documentation Level     are Purchases    Documentation
--------------------------------------------------------------------------------
Full                            21.16           100.00
Stated                          27.85             0.00
Light                            0.00             0.00
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                           PAGE 12 OF 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                                                                     MORGAN STANLEY
2001-AM1                                                                                                         194 RECORDS
GROUP 2                                                                                                  BALANCE: 61,363,582
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % of
                                                                                                                    Mortgage
                                                          % of                                                       Pool by
                                                      Mortgage                                                     Aggregate
                                                       Pool by                                                       Cut-off
                                        Aggregate    Aggregate    Weighted                                              Date
                          Number          Cut-off      Cut-off     Average    Weighted     Weighted    Weighted    Principal
                              of             Date         Date       Gross     Average      Average     Average      Balance
                        Mortgage        Principal    Principal    Interest    Original    Remaining    Original    are Owner
Credit Score               Loans          Balance      Balance        Rate        Term         Term         LTV     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                           27        2,235,971         3.64      10.203         360          357       71.38        94.71
Below 500                      4          569,679         0.93      11.216         360          357       77.19       100.00
501-525                        6        1,932,381         3.15       9.281         360          358       75.79       100.00
526-550                       21        7,476,930        12.18       9.214         360          357       76.71       100.00
551-575                       29        9,907,586        16.15       9.231         360          358       77.37        96.27
576-600                       22        8,894,195        14.49       8.990         360          358       79.62       100.00
601-625                       31       10,791,046        17.59       9.012         354          352       77.40       100.00
626-650                       24        8,182,349        13.33       8.993         360          358       77.23        92.72
651-675                       16        5,476,853         8.93       8.997         360          358       71.70       100.00
676-700                        6        2,345,346         3.82       8.409         360          358       81.58       100.00
701-725                        4        1,468,157         2.39       8.777         360          357       76.31       100.00
726-750                        2        1,010,264         1.65       8.129         360          357       72.76       100.00
751-775                        2          721,242         1.18       8.452         360          357       76.94       100.00
776-800                        1          351,583         0.57       8.625         360          358       80.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total                        194       61,363,582       100.00       9.085         359          357       76.90        98.23
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  490
Maximum:  783
Weighted Average: 604
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  % of
                                 % of         Mortgage
                             Mortgage          Pool by
                              Pool by        Aggregate
                            Aggregate          Cut-off
                              Cut-off             Date
                                 Date        Principal
                            Principal          Balance
                              Balance         are Full
Credit Score            are Purchases    Documentation
--------------------------------------------------------------------------------
N/A                              8.10            61.94
Below 500                        0.00            20.35
501-525                          0.00           100.00
526-550                         11.13            73.47
551-575                          8.81            77.89
576-600                         28.49            70.75
601-625                         24.68            66.45
626-650                         36.75            83.46
651-675                         23.47            32.94
676-700                         13.24           100.00
701-725                         72.48            57.97
726-750                         49.44            50.56
751-775                         38.80           100.00
776-800                        100.00             0.00
--------------------------------------------------------------------------------
Total                           22.62            70.35
--------------------------------------------------------------------------------


====================================================================================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
600640.1                                                   OCT 2, 2001 17:04                                           PAGE 13 OF 13